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                                                                      Exhibit 24

                                POWER OF ATTORNEY

         Each director and/or officer of NetMed, Inc. (the "Corporation") whose signature appears below hereby appoints David J. Richards, Kenneth B. Leachman and William J. Kelly, Jr. as the undersigned's attorneys, or any of them individually as the undersigned's attorney, to sign, in the undersigned's name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Annual Report on Form 10-K (the "Form 10-K") for the fiscal year ended December 31, 1997, and likewise to sign and file with the Commission any and all amendments to the Form 10-K, and the Corporation hereby also appoints such persons as its attorneys-in-fact and each of them as its attorney-in-fact with like authority to sign and file the Form 10-K and any amendments thereto granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or the undersigned's substitute may do by virtue hereof.

         IN WITNESS WHEREOF, we have hereunto set our hands this 20th day of March, 1998.

         Signature                                 Title


      /s/ DAVID J. RICHARDS                 President and Director
     ------------------------------
     David J. Richards


      /s/ JOHN P. KENNEDY                   Vice President-Business Development,
     ------------------------------         Treasurer, Assistant Secretary,
     John P. Kennedy                        and Director



      /s/ KENNETH B. LEACHMAN               Vice President - Finance and
     ------------------------------         Chief Financial Officer
     Kenneth B. Leachman


      /s/ WILLIAM J. KELLY, JR.             Vice President, Secretary
     ------------------------------         and General Counsel
     William J. Kelly, Jr.


      /s/ S. TREVOR FERGER                  Director
     ------------------------------
     S. Trevor Ferger


      /s/ MICHAEL S. BLUE                   Director
     ------------------------------
     Michael S. Blue


      /s/ CECIL J. PETITTI                  Director
     ------------------------------
     Cecil J. Petitti


      /s/ ROBERT J. MASSEY                  Director
      ------------------------------
     Robert J. Massey


      /s/ JAMES F. ZID                      Director
     ------------------------------
     James F. Zid